___________ (x) x 89303519CNE000005 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. See Schedule American Centrifuge Operating, LLC Oak Ridge TN 37831 P.O. Box 2001 03011 Office of Environmental Management Oak Ridge U.S. Department of Energy OREM Oak Ridge TN 37831 893035 200 Administration Road U.S. Department of Energy EMCBC EM-Oak Ridge 22NE000279See Block 16CP00023 21 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. 12. ACCOUNTING AND APPROPRIATION DATA (If required) is not extended.is extended, Items 8 and 15, and returning Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS FACILITY CODE CODE 10B. DATED (SEE ITEM 13) 10A. MODIFICATION OF CONTRACT/ORDER NO. 9B. DATED (SEE ITEM 11) 9A. AMENDMENT OF SOLICITATION NO. CODE 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) 7. ADMINISTERED BY (If other than Item 6)CODE 6. ISSUED BY PAGE OF PAGES 4. REQUISITION/PURCHASE REQ. NO.3. EFFECTIVE DATE2. AMENDMENT/MODIFICATION NO. 5. PROJECT NO. (If applicable) 1. CONTRACT ID CODE AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 05/31/2019 Attn: Charles Kerner 6901 Rockledge Dr Ste 800 Bethesda MD 208171867 CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). E. IMPORTANT: Contractor is not is required to sign this document and return __________________ copies to the issuing office. ORDER NO. IN ITEM 10A. 52.232-22 -- Limitation of Funds x 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) X DUNS Number: Not Available UEI: L8VHV5CNBV97 The purpose of this incremental funding modification is to deobligate and obligate funds from total obligation of $147,447,070.75 by -$2,253,382.75 from program 2721019 and to obligate $2,253,382.75 from program 2721136 for total net zero unchanged obligation of $147,447,070.75. All other terms and conditions remain unchanged and are in full force and effect. LIST OF CHANGES: Reason for Modification: Funding Only Action CHANGES FOR LINE ITEM NUMBER: 1 Continued ... 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)15A. NAME AND TITLE OF SIGNER (Type or print) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA 15B. CONTRACTOR/OFFEROR 16C. DATE SIGNED (Signature of person authorized to sign) (Signature of Contracting Officer) Jeffrey C. Fogg STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243 Previous edition unusable Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect . 07/29/2022

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 2 2 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF American Centrifuge Operating, LLC (A) (B) (C) (D) (E) (F) 89303519CNE000005/P00023 NEW ACCOUNTING CODE ADDED: Account code: 05350-2022-60-302218-25233-2721019-0000000-0000000 -0000000 Fund 05350 Appr Year 2022 Allottee 60 Reporting Entity 302218 Object Class 25233 Program 2721019 Project 0000000 WFO 0000000 Local Use 0000000 Quantity: 0 Amount: -$2,253,382.75 Percent: -1.46678 Subject To Funding: N Payment Address: NEW ACCOUNTING CODE ADDED: Account code: 05350-2022-60-302218-25233-2721136-0000000-0000000 -0000000 Fund 05350 Appr Year 2022 Allottee 60 Reporting Entity 302218 Object Class 25233 Program 2721136 Project 0000000 WFO 0000000 Local Use 0000000 Quantity: 0 Amount: $2,253,382.75 Percent: 1.46678 Subject To Funding: N Payment Address: Period of Performance: 05/31/2019 to 11/30/2022 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110